Exhibit 99.2 REGENCY CENTERS 1 MERGER PRESENTATION

Forward-Looking Statements and Other Notes

Forward-Looking Statements
This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.

Certain statements in this presentation regarding anticipated financial, business, legal or other outcomes including business and market conditions, outlook and other similar statements relating to the proposed transaction between Regency and UBP or Regency's and UBP's future events, developments or financial or operational performance or results are "forward-looking statements" made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements are identified by the use of words such as "may," "will," "could," "can", "should," "plan", "seek", "would," "expect," "estimate," "believe," "intend," "forecast," "project," "anticipate," "continue", "guidance," or variations of such words and other similar language and the negatives of such words. However, the absence of these or similar words or expressions does not mean a statement is not forward-looking. While we believe these forward-looking statements are reasonable when made, forward-looking statements are not guarantees of future performance or events and undue reliance should not be placed on these statements. These forward-looking statements are based on certain assumptions and analyses made by Regency or UBP in light of their respective experiences and their respective perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance these expectations will be attained, and it is possible actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Ours and UBP's operations are subject to a number of risks and uncertainties including, but not limited to, those risk factors described in our respective SEC filings. When considering an investment in our securities, you should carefully read and consider these risks, together with all other information in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and our other filings and submissions to the SEC. If any of the events described in the risk factors actually occur, our respective businesses, financial condition or operating results, as well as the market price of our respective securities, could be materially adversely affected. Forward-looking statements are only as of the date they are made, and Regency undertakes no duty to update its forward-looking statements, whether as a result of new information, future events or developments or otherwise, except as to the extent required by law. These risks and events include, without limitation: the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement between Regency and UBP; the effect of the announcement of the proposed transaction on the ability of Regency and UBP to operate their respective businesses and retain and hire key personnel and to maintain favorable business relationships; Regency's and UBP's ability to complete the proposed transaction on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary stockholder approval and satisfaction of other closing conditions to consummate the proposed transaction; failure to achieve the anticipated benefits from the proposed transaction; other risks related to the completion of the proposed transaction and actions related thereto, including significant transaction costs and/or unknown or inestimable liabilities, risks related to diverting the attention of Regency and UBP management from ongoing business operations and the risk of stockholder litigation in connection with the proposed transaction; risk factors related to the integration of the two companies and the future opportunities and plans for the combined company; risk factors related to the current economic environment; risk factors related to pandemics or other health crises; risk factors related to operating retail-based shopping centers; risk factors related to real estate investments; risk factors related to the environment affecting Regency's and UBP's properties; risk factors related to corporate matters; risk factors related to our respective partnerships and joint ventures; risk factors related to funding strategies and capital structure; risk factors related to the market price for our respective common stock and other securities; and risk factors related our respective qualifications as a REIT.

These risks, as well as other risks related to the proposed transaction, will be included in the registration statement on Form S-4 and proxy statement/prospectus that will be filed with the Securities and Exchange Commission ("SEC") in connection with the proposed transaction. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4 are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to Regency's and UBP's respective periodic reports and other filings with the SEC, including the risk factors identified in Regency's and UBP's most recent Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. The forward-looking statements included in this presentation are made only as of the date hereof. Neither Regency nor UBP undertakes any obligation to update any forward-looking statements to reflect subsequent events or circumstances, except as required by law.

No Offer or Solicitation
This presentation is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Additional Information about the Transaction and Where to Find It
In connection with the proposed transaction, Regency intends to file with the SEC a registration statement on Form S-4 that will include a proxy statement of UBP and that also constitutes a prospectus of Regency. Each of Regency and UBP may also file other relevant documents with the SEC regarding the proposed transaction. This presentation is not a substitute for the proxy statement/prospectus or registration statement or any other document that Regency or UBP may file with the SEC. The definitive proxy statement/prospectus (if and when available) will be mailed to stockholders of UBP. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the registration statement and proxy statement/prospectus (if and when available) and other documents containing important information about Regency, UBP and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Regency will be available free of charge on Regency's website at https://investors.regencycenters.com/ or by requesting copies from by mail at Investor Relations, Regency Centers Corporation, One Independent Drive, Suite 114, Jacksonville FL 32202-5019. Copies of the documents filed with the SEC by UBP will be available free of charge on UBP's website at https://investors.ubproperties.com/ or by requesting copies from by mail at 321 Railroad Avenue, Greenwich, CT 06830, attention: Secretary.

Participants in the Solicitation
Regency, UBP and certain of their respective directors, executive officers and other members of management may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Regency, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Regency's proxy statement for its 2023 Annual Meeting of Shareholders, which was filed with the SEC on March 22, 2023, and Regency's Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on February 17, 2023. Information about the directors and executive officers of UBP, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in UBP's proxy statement for its 2023 Annual Meeting of Stockholders, which was filed with the SEC on February 7, 2023 and UBP's Annual Report on Form 10-K for the fiscal year ended October 31, 2022, which was filed with the SEC on January 13, 2023. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Regency or UBP using the sources indicated above.

REGENCY CENTERS
MERGER PRESENTATION | 2

Transaction Overview

Transaction Details	➢ 100% stock acquisition by Regency Centers Corp. ("Regency") of Urstadt Biddle Properties Inc. ("Urstadt Biddle" or "UBP") ➢ 0.347x fixed exchange ratio – UBP Class A common stock and common stockholders to both receive 0.347 shares of Regency common stock per one share of UBP Class A common stock or common stock ➢ ~$800 million equity value and ~$1.4 billion enterprise value ➢ Pro forma ownership of 93% Regency / 7% UBP ➢ Non-taxable transaction that maintains leverage at the lower end of Regency's target range
Management & Governance	➢ No changes to Regency's executive management team or Board of Directors
Anticipated Synergies & Earnings Impact	➢ Transaction expected to be immediately accretive to Core Operating Earnings per share ➢ Expected ~$9 million of annualized G&A cost savings primarily related to removal of duplicative corporate-level costs ➢ Future operating synergies and value creation opportunities from leveraging Regency's cost of capital and best-in-class leasing and asset management platform
Dividend	➢ Regency will maintain its dividend with a focus on supporting its track record of consistent annual increases
Timing	➢ Expected to close in late 3Q / early 4Q 2023, subject to customary closing conditions. UBP stockholders holding approximately 68% of UBP's voting rights have entered into an agreement to vote in favor of the transaction

REGENCY CENTERS
MERGER PRESENTATION | 3

Transaction Strategic Rationale Aligned with Regency’s High-Quality, Open-Air Shopping Center Portfolio ▪ Grows the portfolio of high-quality, grocery-anchored shopping centers in premier suburban trade areas that benefit from supply constraints and compelling demographics ▪ UBP’s highly desirable New York Tri-State focused portfolio of neighborhood and community centers enhances Regency’s geographic diversification ▪ Maintains a tenant roster of market-leading grocers and operators with strong credit Goodwives Shopping Center (UBP) | Darien, CT profiles Regency’s Best-In-Class Operating Platform Drives Value Creation ▪ Sector-leading national leasing and asset management platform positioned to unlock value within combined portfolio ▪ Opportunity to benefit from Regency’s national presence and tenant relationships, while providing the combined Company with greater scale in the NY Metro area Positive Financial Benefit Carmel Shoprite Plaza (UBP) | Carmel, NY (1) ▪ Expected to be immediately accretive to Core Operating Earnings ▪ ~$9 million of annual G&A cost savings benefit ▪ Cost of capital advantage enhances future earnings profile Maintains Balance Sheet and Liquidity Strength ▪ 100% stock transaction preserves Regency’s well-capitalized and flexible balance sheet to support continued growth ▪ Pro forma leverage remains at the low end of Regency’s target range of 5.0x to 5.5x High Ridge Shopping Center (UBP) | Stamford, CT REGENCY CENTERS 4 MERGER PRESENTATION 1) See page 15 for definitions of Core Operating Earnings and other definitions.

Urstadt Biddle Overview

High-quality, grocery-anchored, open-air shopping center portfolio located in premier, supply-constrained suburbs of the New York Tri-State area


THE FRESH MARKET

Chestnut Ridge Shopping Center (UBP) | Montvale, NJ


NY
CT
NJ


T·J·maxx

Orange Meadows (UBP) | Orange, CT

Urstadt Biddle At A Glance

1969
Founded & Family Run

77
# of Properties

5.3M SF
Total Gross Leasable Area (GLA) (1)

94.2%
Operating Portfolio Percentage Leased (2)

~$24
ABR PSF (3)

74%
Grocery Anchored (4)

$154K
3-Mile Average Household Income

Note: Urstadt Biddle metrics reflect first fiscal quarter ended 01/31/23.
1) Reflects all properties at 100% share.
2) Based on company filings at Q1'23.
3) Reflects 100% consolidated and pro rata share of unconsolidated entities.
4) By ABR at company share.

REGENCY CENTERS MERGER PRESENTATION | 5

Unequaled Portfolio of High-Quality Shopping Centers Urstadt Biddle portfolio is highly aligned with Regency’s strong demographic profile and high-quality, grocery-anchored strategy Urstadt Pro Regency Biddle Forma (1) Total Portfolio Count 404 77 481 (1) Portfolio GLA (mm) 51.1 5.3 56.4 Average Center Size (Sq. Ft.) 127K 69K 117K Unequaled (2) ABR per Sq. Ft $23.96 $24.10 $23.97 National Portfolio (3) % Leased 95.1% 94.2% 95.0% (4) Grocery Anchored % 83% 74% 82% (4) % Anchor / % Shop 44% / 56% 45% / 55% 44% / 56% 3-Mile Average Household Income $133K $154K $136K 3-Mile Median Home Value $677K $629K $669K Attractive Demographics 3-Mile Bachelor's Degree 51% 46% 50% 3-Mile Population Density 126K 91K 121K Note: Urstadt Biddle metrics reflect first fiscal quarter ended 01/31/23. 1) Reflects 100% of consolidated and unconsolidated entities. 2) Reflects 100% consolidated and pro rata share of unconsolidated entities. REGENCY CENTERS 6 3) Based on company filings at Q1’23. Reflects same property metrics. MERGER PRESENTATION 4) By ABR at company share.

Portfolio Fits Regency’s Core Market Strategy UBP’s portfolio is poised to benefit from Regency’s national presence and tenant relationships, while providing the combined Company with greater scale in the NY Metro area Pro Forma Portfolio Northeast % of ABR 22% Seattle GLA (in ‘000) 10,000 Portland Minneapolis Boston New York Chicago Philadelphia Baltimore SF Bay Washington, DC Legend Area Denver Cincinnati Regency Properties Raleigh Mid-Atlantic Regency Regional Offices Los Angeles Charlotte % of ABR 8% Nashville Urstadt Biddle Properties GLA (in ‘000) 3,000 Urstadt Biddle Headquarters San Diego Atlanta Dallas Jacksonville Austin Florida California Houston % of ABR 19% Tampa % of ABR 24% GLA (in ‘000) 11,000 GLA (in ‘000) 9,000 SE Florida Texas % of ABR 7% GLA (in ‘000) 4,000 REGENCY CENTERS 7 MERGER PRESENTATION Note: Urstadt Biddle metrics reflect first fiscal quarter ended 01/31/23.

Pro Forma Portfolio Maintains Essential Retailer Focus Pro forma tenant concentration remains largely unchanged Tenant Categories by Pro Rata ABR Grocery 20% Restaurant - Quick Service/Fast Casual 13% Personal Services 7% Medical 6% Regency Contribution Restaurant - Full Service 6% Urstadt Biddle Contribution Apparel/Accessories 5% Regency Standalone Off-Price 5% Business Services 5% Fitness 5% Banks 5% Hobby/Sports 5% Home 3% Pharmacy 3% Pet 3% Office/Communications 3% (1) Other 7% REGENCY CENTERS 8 MERGER PRESENTATION Note: Urstadt Biddle metrics reflect first fiscal quarter ended 01/31/23. 1) ‘Other’ includes Beauty, Cosmetics, Home Improvement, Auto, Liquor, Wine, Beer, Entertainment, and Other, each representing less than 2% of ABR.

Strong Pro Forma Top Tenant Exposure Regency’s top tenants will remain largely unchanged post transaction, dominated by market-leading grocers and operators with strong credit profiles Pro Forma Top 10 Tenants by ABR 3.0% 2.9% 2.8% 2.6% 2.5% 2.0% 1.8% 1.0% 0.9% 0.9% A1 Moody’s Ba2 Private Baa1 A2 Baa1 Baa2 A1 Private A1 S&P BB Private BBB A AA BBB BBB A- Private A- REGENCY CENTERS 9 MERGER PRESENTATION Note: Urstadt Biddle metrics reflect first fiscal quarter ended 01/31/23.

Best-In-Class Leasing and Management Platform Regency has a long-term track record as a sector leader in leasing and asset management and will utilize its best-in-class operational platform to drive growth within the Urstadt Biddle portfolio Same-Property % Leased (2018 – 2022) ABR per Sq. Ft. (2018 – 2022) (1) (1) REG Peers REG Peers $23.77 $23.18 96.1% $22.86 $22.73 $21.90 95.1% 95.1% 95.1% $21.57 94.7% $20.90 94.6% 94.3% $20.36 $19.91 93.4% 92.9% $18.75 92.2% 2018 2019 2020 2021 2022 2018 2019 2020 2021 2022 (2) (3) Total Same-Property NOI Growth AFFO / Share CAGR (1) (1) REG Peers REG Peers 36% 5.9% 30% 2.2% 2.4% 12% 0.8% 10% 6% 4% (0.2%) (1.1%) 3-Yr Growth 5-Yr Growth 10-Yr Growth 3-Yr CAGR 5-Yr CAGR 10-Yr CAGR (2019 - 2022) (2017 - 2022) (2012 - 2022) (2019 - 2022) (2017 - 2022) (2012 - 2022) Sources: Company filings and Green Street. REGENCY CENTERS 1) Peers include BRX, FRT, KIM, and KRG. 10 MERGER PRESENTATION 2) Data source: Company filings and Green Street; Represents total same-property NOI growth over each period, with base year indexed to 100. 3) Data source: Citi (with an adjustment for the add-back of REG derivative amortization in 2012 & 2017); 2022 AFFO / share reflects Citi estimates.

Positive Financial Impact With Opportunities for Upside Regency’s best-in-class leasing and operational expertise will allow management to drive additional value and NOI growth within Urstadt Biddle’s portfolio Operational Efficiencies Shop % Leased ▪ Capitalize on Regency’s scale, best-in-class management Operating platform and Lease Mark- national tenant Platform to to-Market (1) ▪ Regency: 92% relationships to drive Drive revenue synergies, (1) ▪ Urstadt Biddle: 90% including enhanced Enhanced merchandising ▪ Ability to leverage opportunities strong tenant Value for relationships to G&A Savings ▪ Anchor lease improve leasing of Combined expirations over shop space coming years present Portfolio ▪ Increased focus on re-tenanting merchandising mix opportunity to drive traffic and ▪ Potential to capture overall center ▪ G&A cost efficiencies mark-to-market rent sales / performance achieved through growth on near-term reduction of lease expirations overhead and other corporate costs REGENCY CENTERS 11 MERGER PRESENTATION 1) Shops reflect space <10ksf. Regency metrics reflect first fiscal quarter ended 03/31/23; Urstadt Biddle metrics reflect first fiscal quarter ended 01/31/23.

Balance Sheet & Liquidity Strength Maintained

Regency will maintain a low leverage profile with well-laddered maturities post-transaction

Pro Forma Capital Structure [2]
(% of total capitalization)



3%
1%
5%
22%
69%
$15.8 Billion
Total
Capitalization
Equity (1)
Unsecured Debt
Preferred Stock
Consolidated Secured Debt
Unconsolidated Secured Debt

Credit Statistics [1]

	Regency Centers	+ UBP [3]	= PRO FORMA [2]
Enterprise Value	$14.3 billion	$1.4 billion	$15.8 billion
Net Debt	$4.2 billion	$0.4 billion	$4.6 billion
Net Debt / TTM EBITDA	4.9x	4.1x	4.9x
Net Debt + Pref	$4.2 billion	$0.6 billion	$4.8 billion
Net Debt + Pref / TTM EBITDA	4.9x	6.8x	5.2x
Total Debt / Total Capitalization	30%	26%	30%
Secured Debt % of Total Debt	23%	90%	28%
Credit Ratings (Moody's / S&P)	Baa1 / BBB+	NR	

Pro Forma Debt Maturity Profile



$83
$405
$520
$418
$774
$360
$490
$674
$177
$831
2023
2024
2025
2026
2027
2028
2029
2030
2031
After
Unsecured Debt
Consolidated Secured Debt
Unconsolidated Secured Debt

Note: Metrics represent 100% of consolidated debt and pro rata share of unconsolidated debt.
1) Market data as of 05/17/2023.
2) Pro forma company includes newly issued shares, customary transaction costs, and additional revolver draw in conjunction with transaction.
3) Based on Regency's exchange ratio for Urstadt, excluding transaction costs, as well as Urstadt's Q1 2023 filings as of 01/31/2023.

REGENCY CENTERS MERGER PRESENTATION | 12

Highly Experienced Team with Successful M&A Track Record History of Successful M&A Execution & Integration Lisa Palmer President and CEO ▪ Regency team has a long history of M&A, most recently with Years of Experience the successful merger and subsequent integration of Equity Regency 27 | Industry 27 One in 2017 ▪ Over the last 10 years, the Company has acquired over $7 Mike Mas billion in assets with seamless integration into a best-in-class Executive Vice President, asset management and leasing platform Chief Financial Officer Years of Experience Regency 20 | Industry 20 Strong Leadership & Best-In-Class Governance ▪ Cycle-tested leadership team with over 90 years of combined experience with Regency Alan Roth Executive Vice President, ▪ Committed to best-in-class corporate governance National Property Operations & East Region President Years of Experience ✓ Non-staggered board Regency 26 | Industry 27 ✓ 60% of board has tenure of 5 years or less ✓ Shareholder access to proxy Nick Wibbenmeyer Executive Vice President, ✓ No current shareholder rights plan West Region President Years of Experience ✓ Majority voting Regency 18 | Industry 21 REGENCY CENTERS 13 MERGER PRESENTATION

Key Transaction Highlights Aligned with Regency’s High-Quality, Open-Air Shopping Center Portfolio Grows portfolio of high-quality, grocery-anchored shopping centers in premier suburban trade areas Regency’s Best-In-Class Operating Platform Drives Value Creation Sector-leading national leasing and asset management platform positioned to unlock value within combined portfolio Mellody Farm (REG) | Chicago, IL Positive Financial Benefit Transaction expected to be immediately accretive to Core (1) Operating Earnings per share Maintains Balance Sheet and Liquidity Strength Pro forma leverage at the low end of Regency’s target range of 5.0x to 5.5x Valley Ridge (UBP) | Wayne, NJ REGENCY CENTERS 14 MERGER PRESENTATION 1) See page 15 for definitions.

Glossary of Terms Adjusted Funds From Operations (AFFO): An additional performance measure used by Regency that reflects cash available to fund the Company’s business needs and distribution to shareholders. AFFO is calculated by adjusting Operating FFO for (i) capital expenditures necessary to maintain the Company’s portfolio of properties, (ii) interest charges and (iii) other non-cash amounts as they occur. Core Operating Earnings (COE): An additional performance measure used by Regency as the computation of Nareit FFO includes certain non-comparable items that affect the Company's period-over-period performance. Core Operating Earnings excludes from Nareit FFO: (i) transaction related income or expenses (ii) gains or losses from the early extinguishment of debt; (iii) certain non- cash components of earnings derived from above and below market rent amortization, straight-line rents, and amortization of mark-to- market of debt adjustments; and (iv) other amounts as they occur. The Company provides a reconciliation of Net Income Attributable to Common Stockholders to Nareit FFO to Core Operating Earnings. Non-Same Property: During either calendar year period being compared, a property acquired, sold, a Property in Development, a Development Completion, or a property under, or being positioned for, significant redevelopment that distorts comparability between periods. Non-retail properties and corporate activities, including the captive insurance program, are part of Non-Same Property. Operating EBITDAre: Nareit EBITDAre is a measure of REIT performance, which the Nareit defines as net income, computed in accordance with GAAP, excluding (i) interest expense; (ii) income tax expense; (iii) depreciation and amortization; (iv) gains on sales of real estate; (v) impairments of real estate; and (vi) adjustments to reflect the Company’s share of unconsolidated partnerships and joint ventures. Operating EBITDAre excludes from Nareit EBITDAre certain non-cash components of earnings derived from above and below market rent amortization and straight-line rents. The Company provides a reconciliation of Net Income to Nareit EBITDAre to Operating EBITDAre. Same Property: Retail Operating Properties that were owned and operated for the entirety of both calendar year periods being compared. This term excludes Property in Development, prior year Development Completions, and Non-Same Properties. Property in Redevelopment is included unless otherwise indicated. Value Creation: The estimated incremental value at completion using underwritten NOI at stabilization, valued at a market cap rate less estimated development costs. REGENCY CENTERS 15 MERGER PRESENTATION